LEGG MASON INVESTMENT TRUST, INC.

                          LEGG MASON OPPORTUNITY TRUST
                PRIMARY CLASS SHARES, INSTITUTIONAL CLASS SHARES,
             FINANCIAL INTERMEDIARY CLASS SHARES AND CLASS R SHARES

                 STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2006,
                          AS AMENDED NOVEMBER 20, 2006


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the fund's Prospectus dated May 1, 2006, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The fund's financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the fund's annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the fund's distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-800-822-5544 (Primary Class shares) or 1-888-425-6432 (Institutional Class, Financial Intermediary Class and Class R shares).



                        LEGG MASON INVESTOR SERVICES, LLC

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                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544




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                                TABLE OF CONTENTS

                                                                            Page

DESCRIPTION OF THE FUND........................................................1
FUND POLICIES..................................................................1
INVESTMENT STRATEGIES AND RISKS................................................3
ADDITIONAL TAX INFORMATION....................................................20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................24
VALUATION OF FUND SHARES......................................................26
TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES...........................29
MANAGEMENT OF THE FUND........................................................30
THE FUND'S INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR......................37
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................41
THE FUND'S DISTRIBUTOR........................................................43
CAPITAL STOCK INFORMATION.....................................................45
THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT...............46
THE FUND'S LEGAL COUNSEL......................................................46
THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................46
FINANCIAL STATEMENTS..........................................................46
RATINGS OF SECURITIES........................................................A-1
PROXY VOTING POLICIES........................................................B-1


         No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

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                             DESCRIPTION OF THE FUND

         Legg Mason Investment Trust, Inc. ("Corporation") is an open-end management investment company established as a Maryland corporation on October 8, 1999. Legg Mason Opportunity Trust ("Opportunity Trust" or "the fund") is a non-diversified series of the Corporation.

                                  FUND POLICIES

         The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectus.

         The fund's investment objective is to seek long-term growth of capital. This investment objective is non-fundamental and may be changed by the fund's Board of Directors ("Board of Directors") without shareholder approval upon 60 days' prior written notice to shareholders.

         The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1. BORROWING: The fund may not borrow money, except (1) in an amount not exceeding 331/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. UNDERWRITING: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. LOANS: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. SENIOR SECURITIES: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. REAL ESTATE: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. COMMODITIES: The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;


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7.       CONCENTRATION:  The fund may not make any  investment  if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         Although not a part of the fund's fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

         The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         Unless otherwise stated, the fund's investment policies and limitations are non-fundamental and may be changed without shareholder approval. The following are some of the non-fundamental investment limitations that the fund currently observes:

1. BORROWING: The fund may not borrow money for investment purposes except from banks in an amount not exceeding 10% of the fund's net assets. The fund may not borrow money from a non-bank except for temporary borrowings, including borrowings to facilitate shareholder redemptions, in an amount not exceeding 5% of the fund's total assets. Temporary borrowings are not considered to be for investment purposes and are not subject to the fund's 10% limitation. Compliance with these percentage limits is measured as of the time of the borrowing.

2. ILLIQUID SECURITIES: The fund may not invest more than 15% of its net assets in illiquid securities.

3. SHORT SALES: The fund may not make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the fund's net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated accounts. Short sales "against the box" are not subject to this limitation.

4. MARGIN PURCHASES: The fund may not buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; nothing in this limitation is intended to limit the extent to which the fund may utilize bank borrowings for investment purposes.

         The fund is non-diversified; however, the fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that the fund, among other things, (1) invest no more than 25% of the value of its total assets in securities of any one issuer, and (2) invest at least 50% of the value of its total assets so that (a) no more than 5% of that value is invested in the securities of any one issuer and (b) the fund does not hold more than 10% of the outstanding voting securities of any one issuer. These limits do not apply to cash and cash items, U.S. Government securities or securities of other RICs. These requirements must be satisfied at the close of each quarter of the fund's taxable year.

         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of the fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The fund will monitor the level of

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borrowing  and illiquid  securities  in its  portfolio  and will make  necessary adjustments to maintain the required asset coverage and adequate liquidity.

                         INVESTMENT STRATEGIES AND RISKS

         THE FUND MAY EMPLOY SEVERAL INVESTMENT STRATEGIES, INCLUDING THE
         FOLLOWING:

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

         The fund may invest in illiquid investments. For this purpose, "illiquid investments" are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, restricted securities other than those the adviser has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The adviser to the fund, acting pursuant to guidelines established by the Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in the fund's portfolio may adversely affect the fund's liquidity.

         The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

SENIOR SECURITIES

         The fund may utilize various investment techniques that may give rise to an obligation of the fund to make a future payment. The SEC has stated it would not raise senior security concerns with regard to certain such investments, provided the fund maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements.

EXPOSURE TO FOREIGN MARKETS

         The fund may invest in the securities of foreign issuers, foreign currencies, and securities of U.S. issuers with substantial foreign operations (collectively, "foreign investments"). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers.

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These  risks  are  intensified  when  investing  in  countries  with  developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more
volatile  than  those  of  comparable   domestic  issuers  and  transactions  in
securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since the fund may invest in securities denominated in currencies other than the U.S. dollar and since the fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund's shares, and also may affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

         In addition to purchasing foreign securities, the fund may invest in American Depositary Shares and American Depositary Receipts (collectively,
"ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of the fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of the underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

FOREIGN CURRENCY TRANSACTIONS

         As noted above, the fund may buy and sell, including sell short, currency on a spot basis and enter into forward currency contracts. The fund may also purchase and sell currency futures, purchase and write currency options, and enter into currency swap agreements. The fund may utilize these techniques to attempt to increase the fund's return or to attempt to hedge its investments. The fund's adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

DEBT SECURITIES

         The fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

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         The prices of debt  securities  fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity, the greater are such variations. Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates.

         Generally, debt securities rated below BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or below Baa by Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities. The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.

         In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the fund's adviser to determine, to the extent possible, that the planned investment is sound.

         If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it.

WHEN-ISSUED SECURITIES

         The fund may enter into commitments to purchase securities on a when-issued basis. When the fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice could have a leveraging effect on the fund.

         When the fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities, in an amount at least equal in value to the fund's commitments to purchase when-issued securities.

         The fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

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PREFERRED STOCK

         The fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

CONVERTIBLE SECURITIES

         The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the adviser. Moody's Investors Service, Inc. ("Moody's") describes securities rated "Ba" as having "speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

STRIPPED SECURITIES

         The fund may invest in stripped securities. Stripped securities are created by separating bonds into their principal and interest components (commonly referred to as "IOs" and "POs") and selling each piece separately. Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

ZERO COUPON BONDS

         The fund may invest in zero coupon bonds. Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because the fund is required to distribute substantially all of its income each year, including income accrued on zero coupon bonds, the fund may have to sell other holdings to raise cash necessary to make the distribution. Because issuers of zero coupon bonds do not make periodic interest payments, the prices of those bonds can be very volatile when market interest rates change.

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

SECURITIES OF OTHER INVESTMENT COMPANIES

         The fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

         In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for the fund. If the fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, the fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.

         The fund may also invest in the securities of private investment companies, including "hedge funds." As with investments in other investment companies, if the fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the Board of Directors.

         The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other investment companies (as defined in the 1940
Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund's total assets.

         The fund will invest in the securities of other investment companies, including private investment companies, when, in the adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

SECURITIES OF EXCHANGE-TRADED FUNDS

         The fund may invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

         The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

         If an ETF is a registered investment company (as defined above), the limitations applicable to the fund's ability to purchase securities issued by other investment companies will apply.

SHORT SALES

         The fund intends from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the fund will be able to close out a short position (I.E., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the security, on behalf of the fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker-dealer the security sold short. In addition, the fund is required to pay to the broker-dealer the amount of any dividends or interest paid on shares sold short.

         The fund must segregate an amount of cash or liquid securities with its custodian equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). To the extent that the liquid securities segregated by its custodian or deposited as collateral with the broker are subject to gains or loss, while the securities sold short are also being subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the fund in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when the fund executes short sales leverage will normally be created.

         The fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

         The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

         There is also a risk that a borrowed security will need to be returned to the broker-dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

         Rule 10a-1 under the Securities Exchange Act of 1934, as amended, provides that exchange-traded shares can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.

         The fund may also make short sales "against the box," meaning that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short sales "against the box" result in a "constructive sale" and require the fund to recognize any gain unless an exception to the constructive sale rule applies.

         Short sales may afford the fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the fund's short positions remain open. The fund believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that it will be able to enter into such arrangements to the desired degree.

OPTIONS, FUTURES AND OTHER STRATEGIES

         GENERAL. The fund may invest in certain options, including but not limited to long-term equity options, sometimes referred to as LEAPS (long-term equity anticipation securities); futures contracts (sometimes referred to as "futures"); options on futures contracts; forward currency contracts; swaps; caps; floors; collars; indexed securities; and other derivative instruments (collectively, "Financial Instruments") to attempt to increase the fund's return, as a substitute for investing directly in a security or other asset, or to attempt to hedge its investments. The fund's adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time. Because of the leverage that may be provided to the fund, investments in Financial Instruments may be more volatile than a direct investment in the underlying security or other asset.

         Generally, the fund may purchase and sell any type of Financial Instrument in an attempt to achieve the fund's investment objective.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the fund's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

         To the extent that the fund enters into futures contracts, options on futures contracts and/or options on foreign currencies traded on a CFTC-regulated exchange, in each case in which such transactions are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         In addition to the instruments, strategies and risks described below, the adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The adviser may utilize these opportunities to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The fund's Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         FINANCIAL INSTRUMENTS AND HEDGING. The fund may use Financial Instruments for hedging purposes. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely,  a  long  hedge  is a  purchase  or  sale  of  a  Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         The fund may also invest in Financial Instruments that relate to indices in an attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may also be used to hedge either individual securities or broad debt market sectors. The fund's adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

         SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon the adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to increase return or reduce risk.

         (2) When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because the adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, the fund might be required to maintain segregated assets as "cover" or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (I.E., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

         (5) The fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

         COVER. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts, or forward contracts or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

         Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund's assets for cover or segregation could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         OPTIONS. The fund may invest in options to attempt to increase its return, as a substitute for investing directly in a security, or to attempt to hedge its investments.

         Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, currencies and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall or fail to rise. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         A type of put that the fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the put option is outstanding, regardless of price changes. When writing an option on a futures contract, the fund will be required to make margin payments as more fully described below under the heading

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         In return for the receipt of the premium, the writer of a call option assumes the obligation to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the fund's net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

         RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under "ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES."

         Generally, OTC foreign currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The fund may invest in futures contracts and options on futures contracts to attempt to increase its return or to attempt to hedge its investments.

         In addition, futures strategies can be used to manage the average duration of the fund's fixed-income portfolio. If the adviser wishes to shorten the average duration of the fund's fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser wishes to lengthen the average duration of the fund's fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the fund's obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the adviser may still not result in a successful transaction. The adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         INDEX FUTURES. The fund may invest in index futures to attempt to increase its return or to attempt to hedge its investments. When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         FOREIGN CURRENCY INVESTMENTS -- SPECIAL CONSIDERATIONS. The fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward currency contracts and swap agreements, as described below, to attempt to increase the fund's return or to attempt to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated.

         Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. The fund's adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

         The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         The success of foreign currency investing depends on the adviser's skill in analyzing and predicting currency values. Currency investing may substantially change the fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's currency investments will be advantageous to the fund or that, when these investments are used as a hedge, the hedge will be implemented at an appropriate time. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term investment strategy is highly uncertain.

         FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The fund may use forward currency contracts to attempt to increase the fund's return. The fund could use forward currency contracts to increase its exposure (long or short) to foreign currencies that the adviser believes might rise or fall in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

         The fund may use forward currency contracts as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (I.E., cash) market to the extent such foreign currencies are not covered by forward currency contracts.

         The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         TURNOVER. The fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         SWAPS, CAPS, FLOORS and COLLARS. The fund may enter into swaps, caps, floors and collars to attempt to increase the fund's return, to attempt to preserve a return or a spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, E.G., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield because, and to the extent, these agreements affect the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which the fund enters into swaps, caps, floors, or collars will be monitored by the adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the fund's custodian that satisfies the requirements of the 1940 Act. The fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The adviser and the fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund's borrowing or the restriction on senior securities. The fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See "ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES."

         INDEXED SECURITIES. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities do not include mutual funds, exchange-traded funds, or other pooled investment vehicles that make investments designed to track the performance of a particular market index or other indicator. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. The value of some indexed securities varies according to a multiple of the underlying securities, and so will be more volatile than the underlying investments and may have a leverage like effect on the fund. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. The U.S. Treasury issues securities whose principal value is indexed to the Consumer Price Index (also known as "Treasury Inflation-Indexed Securities").

         The fund will purchase indexed securities only of issuers that its adviser determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of the fund's investment allocations, depending on the individual characteristics of the securities.

SECURITIES LENDING

         The fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. The fund presently does not engage in securities lending.

REPURCHASE AGREEMENTS

         When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by the fund's adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund could be delayed or limited. However, the fund's adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

         When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for the fund by a custodian bank or an approved securities depository or book-entry system.

LEVERAGE

         The fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest and other costs of borrowing, the net asset value of the fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost on borrowings, or if there are losses, the net asset value of the fund's shares will decrease faster than would otherwise be the case. To reduce its borrowing, the fund might be required to sell securities at a disadvantageous time. The fund will incur interest expense on any money borrowed, and the fund may therefore have little or no investment income during periods of substantial borrowings. The fund will leverage its assets when, in the adviser's judgment, the potential benefits of the borrowing outweigh the risk and expense of the borrowing.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

GENERAL

         To continue to qualify for treatment as a RIC under the Code, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies, or net income derived from an interest in a "qualified publicly traded partnership" ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is "qualified dividend income" (as described in the Prospectus) is taxable as net capital gain, at a maximum federal income tax rate of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS AND REDEMPTION OF SHARES

         Dividends and other distributions the fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


         A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for
(1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive in taxable years beginning before January 1, 2011 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The fund's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.


         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Capital gain distributions the fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate.


FOREIGN TAXES

         Dividends and interest the fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

PASSIVE FOREIGN INVESTMENT COMPANIES

         The fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals' "qualified dividend income."

         If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The fund may elect to "mark-to-market" its stock in any PFIC that is publicly traded or otherwise marketable. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

OPTIONS, FUTURES, FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCIES

         The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.

         Some futures, foreign currency contracts and "non-equity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which the fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of its taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the fund must distribute to satisfy the
Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to it. The fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which the fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

OTHER

         If the fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

FUTURE FIRST(R) SYSTEMATIC INVESTMENT PLAN

         The Future First(R) Systematic Investment Plan ("Future First") is available to those Primary Class shareholders who own shares directly with the fund. You should contact your financial adviser to determine if it offers similar services.

         If you invest in Primary Class shares, the Prospectus explains that you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Primary Class shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the fund's transfer agent, to transfer funds each month from your checking/savings account, or another Legg Mason fund to be used to buy additional shares. The fund will send you an account statement monthly. The transfer will also be reflected on your regular checking account statement. You may terminate Future First at any time without charge or penalty.

SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund, excluding those shares held in individual retirement accounts ("IRAs") or Coverdell Education Savings Accounts ("Coverdell ESAs"). You should contact your financial adviser to determine if it offers a similar service.

         Primary Class Shareholders
         --------------------------

         Primary Class shareholders having an account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the fund's transfer agent - fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund. The fund, its transfer agent, and LMIS also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Institutional and Financial Intermediary Class Shareholders
         -----------------------------------------------------------

         Shareholders of the fund's Institutional Class or Financial Intermediary Class shares with an initial net asset value of $1,000,000 or more are eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic

Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services - Institutional. The fund, its transfer agent, and Legg Mason Investor Services - Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         In General
         ----------

         The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

         Redemptions will be made at the net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, Primary Class shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.

OTHER INFORMATION REGARDING REDEMPTIONS

         The fund reserves the right to modify or terminate the wire, telephone or Internet redemption services described in the Prospectus and this SAI at any time.

         The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Clients of certain financial intermediaries that maintain omnibus accounts with the fund's transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund's distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

REDEMPTION IN-KIND

         The fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's net asset value per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem "in-kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the fund's shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

TRANSFERRING LEGG MASON FUND SHARES TO ANOTHER SECURITIES DEALER OR OTHER FINANCIAL INTERMEDIARY

         You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with the distributor or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of particular fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.


         You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

                            VALUATION OF FUND SHARES

         Net asset value of the fund's shares is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. As described in the
Prospectus, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange are normally valued at last sale prices. Securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. Other OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. The fund values its foreign securities in U.S. dollars on the basis of foreign currency exchange rates prior to the close of trading on the Exchange, generally, 2:00 p.m., Eastern time. Fixed-income securities generally are valued using market quotations or independent pricing services. All other securities are valued at fair value as determined under procedures approved by the Board of Directors. The fund may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, the fund believes fair value pricing would more accurately reflect the price it expects to realize on a current sale of the securities. Premiums received on the sale of put or call options are included in the net asset value of each class, and the current market value of options sold by the fund will be subtracted from net assets of each class.

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Directors has adopted the following policy with respect to the disclosure of the fund's portfolio holdings. The Board of Directors believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the fund's portfolio holdings and the need to protect the fund from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Directors upon the recommendations of the adviser. The Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

         POLICY. Except as described below, no portfolio holdings information of the fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.

         PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. The fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds' website at www.leggmasonfunds.com. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the fund's fiscal year. Each of the fund's reports and its Form N-Q filings are available at the website of the SEC at http://www.sec.gov.

         Complete portfolio holdings information as of quarter-end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

         Partial information concerning the fund's portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter- or month-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

         Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the fund's policy.

         NON-PUBLIC DISSEMINATION OF PORTFOLIO HOLDINGS INFORMATION. From time to time, portfolio holdings that are not publicly available may be required by third parties in order to perform various services for the fund. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the fund may result in sales of fund shares.

         At the  present  time  the  fund  has  ongoing  arrangements  with  the
following   parties  to  provide  them  with   non-public   portfolio   holdings
information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.

     Kirkpatrick & Lockhart Nicholson Graham LLP - Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

     Institutional Shareholder Services - Information is provided daily with no time lag.

     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

     Russell/Mellon Analytical Services - Information is provided monthly with a time lag of 3 business days.

         In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         Additionally, the fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, the fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker-dealer whom the adviser believed was misusing the disclosed information.

         The Board of Directors, officers, and certain LMIS employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to the fund's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.

         The fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the fund's portfolio holdings or derived from the fund's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds' website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

     1- A small number of portfolio holdings (including information that the fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

     2- General information about the portfolio holdings that cannot be used to determine the fund's portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

         The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

               TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES

         Investors may invest in Primary Class shares of the fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES"), other qualified retirement plans and Coverdell ESAs (collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

INDIVIDUAL RETIREMENT ACCOUNT - IRA

         TRADITIONAL IRA. Certain Primary Class shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

         ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain "modified adjusted gross income" (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

         LMIS makes available to corporate and other employers a SEP for investment in Primary Class shares of the fund.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

         An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee's salary or a 2% non-elective contribution.

COVERDELL EDUCATION SAVINGS ACCOUNT - COVERDELL ESA

         A Coverdell ESA provides a vehicle for saving for a child's education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

         For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.


WITHHOLDING

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

                             MANAGEMENT OF THE FUND

         Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.

         The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.

         The Audit Committee meets at least twice a year with the Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the Corporation is committed to the discretion of the Corporation's current directors who are not interested persons of the Corporation ("Independent Directors"). The Independent Directors Committee considers matters related to fund operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee met four times, the Nominating Committee did not meet and the Independent Directors Committee met six times.

         The tables below provide information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

        INDEPENDENT DIRECTORS:
        ----------------------

                            TERM OF
             NAME,        OFFICE AND        NUMBER OF
       (YEAR OF BIRTH)     LENGTH OF      FUNDS IN FUND               OTHER
        AND POSITION         TIME            COMPLEX              DIRECTORSHIPS                   PRINCIPAL OCCUPATION(S)
      WITH CORPORATION     SERVED (1)        OVERSEEN                  HELD                      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Hearn, Ruby P.            Since 2004    Director/Trustee             None             Senior Vice President Emerita of The Robert
(1940)                                 of all Legg Mason                              Wood Johnson Foundation (non-profit) since
Director                                funds consisting                              2001. Formerly:  Senior Vice President of The
                                       of 20 portfolios.                              Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L.         Since 1999    Director/Trustee             None             Director of The Brooklyn Museum of Art since
(1944)                                 of all Legg Mason                              1997; Trustee of American Federation of Arts
Lead Independent Director               funds consisting                              since 1998.  Formerly: Director of The
                                       of 20 portfolios.                              Baltimore Museum of Art (1979-1997).


Masters, Robin J.W.       Since 2002    Director/Trustee   Chairman of the Board of   Retired.  Director of Bermuda SMARTRISK
(1955)                                 of all Legg Mason   Directors of Cap-a-Laige   (non-profit) since 2001.  Formerly:  Chief
Director                                funds consisting   Ltd. (management company   Investment Officer of ACE Limited (insurance)
                                       of 20 portfolios.    for charitable trust);    (1986-2000).
                                                              Director of Cheyne
                                                             Capital International
                                                              Limited (investment
                                                           advisory firm); Director
                                                              of Cheyne Property
                                                            Holdings Limited (real
                                                                   estate).

McGovern, Jill E.         Since 1999    Director/Trustee             None             Chief Executive Officer of The Marrow
(1944)                                 of all Legg Mason                              Foundation (non-profit) since 1993.
Director                                funds consisting                              Formerly: Executive Director of the Baltimore
                                       of 20 portfolios.                              International Festival (1991 - 1993); Senior
                                                                                      Assistant to the President of The Johns
                                                                                      Hopkins University (1986-1990).

Mehlman, Arthur S.        Since 2002    Director/Trustee     Director of Municipal    Retired.  Formerly:  Partner, KPMG LLP
(1942)                                 of all Legg Mason    Mortgage & Equity, LLC.   (international accounting firm) (1972-2002).
Director                                funds consisting
                                       of 20 portfolios;
                                        Director/Trustee
                                          of the Royce
                                        Family of Funds
                                        consisting of 23
                                          portfolios.

                            TERM OF
             NAME,        OFFICE AND        NUMBER OF
       (YEAR OF BIRTH)     LENGTH OF      FUNDS IN FUND               OTHER
        AND POSITION         TIME            COMPLEX              DIRECTORSHIPS                   PRINCIPAL OCCUPATION(S)
      WITH CORPORATION     SERVED (1)        OVERSEEN                  HELD                      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
O'Brien, G. Peter         Since 1999    Director/Trustee    Director of Technology    Retired. Trustee Emeritus of Colgate
(1945)                                 of all Legg Mason   Investment Capital Corp.   University; Board Member, Hill House, Inc.
Director                                funds consisting                              (residential home care).  Formerly: Managing
                                       of 20 portfolios;                              Director, Equity Capital Markets Group of
                                        Director/Trustee                              Merrill Lynch & Co. (1971-1999).
                                          of the Royce
                                        Family of Funds
                                        consisting of 23
                                          portfolios.

Rowan, S. Ford            Since 2002    Director/Trustee             None             Consultant, Rowan & Blewitt Inc. (management
(1943)                                 of all Legg Mason                              consulting); Chairman, National Center for
Director                                funds consisting                              Critical Incident Analysis, National Defense
                                       of 20 portfolios.                              University, since 2004; Director of Santa Fe
                                                                                      Institute (scientific research institute)
                                                                                      since 1999.

Tarola, Robert M.         Since 2004    Director/Trustee             None             Senior Vice President and Chief Financial
(1950)                                 of all Legg Mason                              Officer of W. R. Grace & Co. (specialty
Director                                funds consisting                              chemicals) since 1999. Formerly: Chief
                                       of 20 portfolios.                              Financial Officer of MedStar Health, Inc.
                                                                                      (healthcare) (1996-1999); Partner, Price
                                                                                      Waterhouse, LLP (accounting and auditing)
                                                                                      (1984-1996).


        INTERESTED DIRECTORS:
        ---------------------

                            TERM OF
             NAME,        OFFICE AND        NUMBER OF
       (YEAR OF BIRTH)     LENGTH OF      FUNDS IN FUND               OTHER
        AND POSITION         TIME            COMPLEX              DIRECTORSHIPS                   PRINCIPAL OCCUPATION(S)
      WITH CORPORATION     SERVED (1)        OVERSEEN                  HELD                      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Curley Jr., John F.       Since 1999    Chairman and                      None        Chairman of the Board of all Legg Mason
(1939)                                   Director/Trustee                             Funds.  Formerly:  Vice Chairman and Director
Chairman and Director                   of all Legg Mason                             of Legg Mason, Inc. and Legg Mason Wood
                                         funds consisting                             Walker, Incorporated (1982-1998); Director of
                                        of 20 portfolios.                             Legg Mason Fund Adviser, Inc. (1982-1998) and
                                                                                      Western Asset Management Company (1986-1998)
                                                                                      (each a registered investment adviser).

                            TERM OF
             NAME,        OFFICE AND        NUMBER OF
       (YEAR OF BIRTH)     LENGTH OF      FUNDS IN FUND               OTHER
        AND POSITION         TIME            COMPLEX              DIRECTORSHIPS                   PRINCIPAL OCCUPATION(S)
      WITH CORPORATION     SERVED (1)        OVERSEEN                  HELD                      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Fetting, Mark R.          President      President and               None             Senior Executive Vice President of Legg
(1954)                    since 2001    Director/Trustee                              Mason, Inc., Director and/or officer of
President and Director       and       of all Legg Mason                              various Legg Mason, Inc. affiliates since
                           Director     funds consisting                              2000.  Formerly: Division President and
                          since 2002   of 20 portfolios;                              Senior Officer of Prudential Financial Group,
                                        Director/Trustee                              Inc. and related companies, including fund
                                          of the Royce                                boards and consulting services to subsidiary
                                        Family of Funds                               companies (1991- 2000); Partner, Greenwich
                                        consisting of 23                              Associates; Vice President, T. Rowe Price
                                          portfolios.                                 Group, Inc.

Murphy, Jennifer W.       Since 1999    Director of one              None             Chief Operations Officer of LMM LLC since
(1964)                                  Legg Mason fund                               1999; Senior Vice President, COO, CFO and
Director                               consisting of one                              Director of Legg Mason Funds Management, Inc.
                                           portfolio.                                 since 1998. Formerly: Director of Special
                                                                                      Projects, Legg Mason, Inc. 1995 - 1998.

        EXECUTIVE OFFICERS:
        -------------------

                            TERM OF
             NAME,        OFFICE AND        NUMBER OF
       (YEAR OF BIRTH)     LENGTH OF      FUNDS IN FUND               OTHER
        AND POSITION         TIME            COMPLEX              DIRECTORSHIPS                   PRINCIPAL OCCUPATION(S)
      WITH CORPORATION     SERVED (1)        OVERSEEN                  HELD                      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Karpinski, Marie K.       Since 1999    Vice President               None             Vice President and Chief Financial Officer of
(1949)                                    and Chief                                   all Legg Mason Funds.  Vice President and
Vice President and Chief                Financial Officer                             Treasurer of Legg Mason Fund Adviser, Inc.
Financial Officer                       of all Legg Mason                             Vice President and Principal Financial and
                                         funds consisting                             Accounting Officer of Western Asset Funds,
                                        of 20 portfolios.                             Inc., Western Asset Income Fund, Western
                                                                                      Asset Premier Bond Fund; Treasurer and
                                                                                      Principal Financial and Accounting Officer of
                                                                                      Western Asset/Claymore U.S. Treasury
                                                                                      Inflation Protected Securities Fund
                                                                                      (2003-present), and Western Asset/Claymore
                                                                                      U.S. Treasury Inflation Protected Securities
                                                                                      Fund 2 (2004-present).

Merz, Gregory T.          Since 2003     Vice President              None             Vice President and Deputy General Counsel of
(1958)                                  and Chief Legal                               Legg Mason, Inc. since 2003.  Formerly:
Vice President and Chief                 Officer of all                               Associate General Counsel, Fidelity
Legal Officer                           Legg Mason funds                              Investments (1993-2002).
                                        consisting of 20
                                          portfolios.

                            TERM OF
             NAME,        OFFICE AND        NUMBER OF
       (YEAR OF BIRTH)     LENGTH OF      FUNDS IN FUND               OTHER
        AND POSITION         TIME            COMPLEX              DIRECTORSHIPS                   PRINCIPAL OCCUPATION(S)
      WITH CORPORATION     SERVED (1)        OVERSEEN                  HELD                      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Olmert, Amy M.            Since 2004    Vice President               None             Senior Vice President of Legg Mason, Inc.
(1963)                                    and Chief                                   since 2004.  Chief Compliance Officer of
Vice President and Chief                  Compliance                                  Western Asset Funds, Inc., Western Asset
Compliance Officer                      Officer of all                                Income Fund, Western Asset Premier Bond Fund,
                                       Legg Mason funds                               Western Asset/Claymore U.S. Treasury
                                       consisting of 20                               Inflation Protected Securities Fund, and
                                          portfolios.                                 Western Asset/Claymore U.S. Treasury Inflation
                                                                                      Protected Securities Fund 2 since 2004.
                                                                                      Formerly: Managing Director, Deutsche Asset
                                                                                      Management (1997-2004).

Wachterman, Richard M.    Since 2004    Secretary of all             None             Associate General Counsel of Legg Mason, Inc.
(1947)                                  Legg Mason funds                              since 2004. Formerly: Managing Director,
Secretary                               consisting of 20                              Victory Capital Management, Inc. (investment
                                          portfolios.                                 management)
(1993-2003).

Hughes, Wm. Shane         Since 2006   Treasurer of Legg             None             Assistant Vice President of Legg Mason & Co.,
(1968)                                   Mason Equity                                 LLC and Manager, Funds Accounting, LMIS since
Treasurer                              Funds consisting                               2005. Formerly: Assistant Vice President of
                                       of 13 portfolios.                              Legg Mason Wood Walker, Incorporated
                                                                                      (2002-2005) and Manager, Funds Accounting,
                                                                                      Legg Mason Wood Walker, Incorporated
                                                                                      (1997-2005).


         (1) Officers of the  Corporation  are elected to serve until their  successors are elected and qualified.  Directors of the
Corporation  serve a term of indefinite  length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

         Mr. Curley, Ms. Murphy and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the fund's adviser or its affiliated entities (including the fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

         The following table shows each director's ownership of shares of the fund and of all the Legg Mason Funds served by the director as of December 31, 2005:

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                       OF SHARES IN THE
                                      DOLLAR RANGE OF EQUITY SECURITIES IN             LEGG MASON FUNDS
        NAME OF DIRECTOR                  LEGG MASON OPPORTUNITY TRUST                 OWNED BY DIRECTOR
        ----------------                  ----------------------------                 -----------------

INDEPENDENT DIRECTORS:
----------------------
Hearn, Ruby P.                                       None                              Over $100,000

Lehman, Arnold L.                                Over $100,000                         Over $100,000

Masters, Robin J.W.                            $10,001 - $50,000                     $50,001 - $100,000

McGovern, Jill E.                             $50,001 - $100,000                       Over $100,000

Mehlman, Arthur S.                                   None                              Over $100,000

O'Brien, G. Peter                                Over $100,000                         Over $100,000

Rowan, S. Ford                                   Over $100,000                         Over $100,000

Tarola, Robert M.                                Over $100,000                         Over $100,000

INTERESTED DIRECTORS:
---------------------

Curley, John F., Jr.                             Over $100,000                         Over $100,000

Fetting, Mark R.                                 Over $100,000                         Over $100,000

Murphy, Jennifer W.                              Over $100,000                         Over $100,000

         The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.

NAME OF PERSON AND POSITION             AGGREGATE              TOTAL COMPENSATION FROM      TOTAL COMPENSATION FROM
                                    COMPENSATION FROM            LEGG MASON FUNDS**             FUND COMPLEX***
                                      CORPORATION*

INDEPENDENT DIRECTORS:
Hearn, Ruby P. -                       $7,542****                      $75,000                      $75,000
Director
Lehman, Arnold L. -                      $8,342                        $85,000                      $85,000
Director
Masters, Robin J.W. -                    $7,442                        $73,750                      $73,750
Director
McGovern, Jill E. -                    $7,742****                      $77,500                      $77,750
Director
Mehlman, Arthur S. -                     $7,942                        $80,000                     $161,600
Director

O'Brien, G. Peter -                    $7,742****                      $77,500                     $159,100
Director
Rowan, S. Ford -                         $7,542                        $75,000                      $75,000
Director
Tarola, Robert M. -                      $7,542                        $75,000                      $75,000
Director


INTERESTED DIRECTORS:

Curley, John F., Jr. -                    None                          None                         None
Chairman  of the  Board  and
Director
Fetting, Mark R. -                        None                          None                         None
Director
Murphy, Jennifer W. -                     None                          None                         None
Director


*        Represents  compensation paid to the directors by Legg Mason Investment Trust, Inc.  (Opportunity Trust) for the fiscal year ended December 31, 2005.

**       Represents aggregate  compensation paid to each director during the calendar year ended December 31, 2005 from the Legg
         Mason Funds. During that period there were 12 open-end investment  companies in the Legg Mason Funds,  consisting of 23 portfolios.

***      Represents aggregate  compensation paid to each director during the calendar year ended December 31, 2005 from the Fund
         Complex. The Fund Complex includes the Legg Mason Funds and the 23 portfolios of The Royce Funds.

****     The total amount of deferred  compensation  accrued by the Corporation  (including earnings or depreciation in value of amounts deferred) through the 2005 fiscal year for participating  Directors is as follows: Ruby P. Hearn, $11,381; Jill
         E. McGovern, $20,250; and G. Peter O'Brien, $18,969.

         Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. Effective January 1, 2006, for serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. The Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.


         On August 31, 2006, the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of the fund's outstanding shares.

         On August 31, 2006, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202,
Attn: Fund Secretary.

-----------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS                             CLASS                         % OF CLASS HELD
-----------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                      Institutional
333 West 34th Street                                                                         37.98%
New York, NY 10001-2402
-----------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                          Institutional
Special Custody Account                                                                      15.04%
Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------------
Nationwide Trust Co Custodian for Legg              Institutional
Mason Profit Sharing and 401k Plan                                                           10.40%
98 San Jacinto Blvd., Suite 1100
Austin, TX 78701-4255
-----------------------------------------------------------------------------------------------------------------
Bill & Melinda Gates Foundation                     Institutional
2365 Carillon Point                                                                          10.06%
Kirkland, WA 98033-7353
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Trust Co.                             Institutional
Fbo Retirement Plan Client                                                                    9.03%
PO Box 17215
Baltimore, MD 21297-1215
-----------------------------------------------------------------------------------------------------------------


            THE FUND'S INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

         LMM, LLC ("LMM or the "manager"), a Delaware limited liability company, is 50% owned by Legg Mason, Inc. ("Legg Mason") and 50% owned, directly or indirectly, by William H. Miller, III. LMM serves as the fund's investment adviser and manager under a Management Agreement ("Management Agreement"). Legg Mason Capital Management, Inc. ("LMCM" or the "adviser") serves as investment adviser to the fund under an Investment Advisory Agreement ("Investment Advisory Agreement") with LMM. Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the fund under an Administrative Services Agreement ("Administrative Services Agreement") with LMM.

         The address of LMM, LMCM and LMFA is 100 Light Street, Baltimore, Maryland 21202. LMCM and LMFA are wholly-owned subsidiaries of Legg Mason, a financial services holding company.

         The Management Agreement provides that, subject to overall direction by the Board of Directors, LMM manages or oversees the investment and other affairs of the fund. LMM is responsible for managing the fund consistent with the 1940 Act, the Code and the fund's investment objective and policies described in its Prospectus and this SAI. The Management Agreement further provides that LMM is responsible, subject to the general supervision of the Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security.

         LMM receives for its services to the fund a management fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the fund up to $100 million and 0.75% of its average daily net assets in excess of $100 million. Management fees are allocated among each class based on their pro rata share of fund assets.

         For the fiscal years ended December 31, the fund paid LMM management fees of (prior to fees waived):

         ----------------------------------------------------------
                     YEAR             MANAGEMENT FEES PAID
         ----------------------------------------------------------
                     2005                  $33,431,533
         ----------------------------------------------------------
                     2004                  $24,554,697
         ----------------------------------------------------------
                     2003                  $15,621,494
         ----------------------------------------------------------

         For the fiscal years ended December 31, 2003, 2004 and 2005, LMM waived no management fees.

         Under the Investment Advisory Agreement, LMCM regularly provides investment research, advice, management and supervision; otherwise assists in determining from time to time what securities will be purchased, retained or sold by the fund; and implements decisions to purchase, retain or sell securities made on behalf of the fund, all subject to the supervision of LMM and the general supervision of the Board of Directors. LMCM also places orders for the fund either directly with the issuer or with any broker or dealer; provides advice and recommendations with respect to other aspects of the business and affairs of the fund; and performs such other functions of management and supervision as may be directed by the Board of Directors and LMM.

         For LMCM's advisory services to the fund, LMM (not the fund) pays LMCM a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the fund up to $100 million and 0.05% of the average daily net assets of the fund in excess of $100 million.

         For the fiscal years ended December 31, the following advisory fees were paid by LMM to LMCM (net of any waivers):

         ------------------------------------------------------------
                     YEAR               ADVISORY FEES PAID
         ------------------------------------------------------------
                     2005                     $2,262,102
         ------------------------------------------------------------
                     2004                     $1,670,329
         ------------------------------------------------------------
                     2003                     $1,074,758
         ------------------------------------------------------------

         Under the Administrative Services Agreement, LMFA is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operation of the fund; (b) supervises all aspects of the fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the fund's officers and directors. LMFA and its affiliates pay all compensation of directors and officers of the fund who are officers, directors or employees of LMFA. The fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and setting in type prospectuses, statements of additional information, proxy statements and reports to shareholders and of printing and distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to the fund's distributor, compensation of the Independent Directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees, and expenses incurred in connection with membership in investment company organizations. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         For its services to the fund, LMM (not the fund) has agreed to pay LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the fund. LMFA has agreed to waive all fees payable to it under the agreement indefinitely. LMM did not pay LMFA any fees under the Administrative Services Agreement during fiscal years 2003, 2004 and 2005.

         Under the Management Agreement, Investment Advisory Agreement and Administrative Services Agreement, LMM, LMCM and LMFA, respectively, will not be liable for any error of judgment or mistake of law or for any loss by the fund in connection with the performance of the Management Agreement, Investment Advisory Agreement or Administrative Services Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective agreement.

         The Management Agreement, Investment Advisory Agreement and Administrative Services Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by LMM, LMCM or LMFA, respectively, on not less than 60 days' notice to the other party to the agreement, and may be terminated immediately upon the mutual written consent of all parties to the agreement.

         The fund, LMM, LMCM, LMFA and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person's employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

PORTFOLIO MANAGER

         Bill Miller, CFA, Managing Member of LMM and Chairman & Chief Investment Officer for LMCM and Legg Mason Funds Management, Inc. is portfolio manager of the fund and has been primarily responsible for its day-to-day management since its inception. The table below provides information regarding other accounts for which Mr. Miller has day-to-day management responsibility.

AS OF DECEMBER 31, 2005(a):

                                                                        Number of Accounts
                                  Number of                             Managed for which       Assets Managed for
                                   Accounts                              Advisory Fee is       which Advisory Fee is
       Type of Account             Managed      Total Assets Managed   Performance-Based(b)      Performance-Based
----------------------------------------------------------------------------------------------------------------------
Registered Investment                 3              $19,928,227,116           None                     $0
Companies
Other pooled investment              None                $0                    None                     $0
vehicle
Other accounts                       None                $0                    None                     $0

(a)      One of the  registered  investment  companies for which the portfolio  manager is primarily  responsible  for day-to-day  management (not including the fund) serves as a model portfolio for other  registered  investment companies and separate accounts that are managed on a day-to-day basis by other LMCM portfolio  managers.  As of December 31, 2005 the total assets in these other accounts was $24,984,000,086.

(b) Three of the accounts that are based on the model portfolios for which the portfolio manager is primarily responsible for day-to-day management pay performance fees. As of December 31, 2005, the total assets in these accounts were $990,786,313. As previously noted, the portfolio manager for the Opportunity Trust is not primarily responsible for day-to-day management of these accounts except insofar as his investment decisions serve as models for action by the other LMCM managers.

         LMCM realizes the fact that a portfolio manager having day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may have an opportunity to purchase investments of limited availability. In this circumstance, the portfolio manager will review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, and other factors to determine the suitability of the investment for each account and LMCM's Compliance Department will review all allocations to ensure that accounts are treated equitably. The portfolio manager may also decide to purchase or sell the same security for multiple accounts at approximately the same time. To address any conflicts that this situation might create, LMCM will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. LMCM may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

         As noted above, several of the accounts managed by LMCM's portfolio managers pay performance fees, and thus may pay higher fees to LMCM than other accounts if certain performance objectives and other requirements are met. Since the compensation of each of LMCM's portfolio managers is impacted by firm profitability, it is possible under certain circumstances that a portfolio manager's compensation could be more positively impacted if an account that pays a performance fee performs better than accounts that do not. LMCM realizes that this could create a possible conflict of interest. However, in accordance with LMCM's written policies and procedures, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. These policies and procedures are designed to ensure that all accounts are treated equitably, regardless of the fees, including any performance fees, that these accounts generate for LMCM.

         The portfolio manager has an ownership interest in LMM, the manager for the fund, but not in LMCM, the investment manager for the other accounts included in the table above. As a result, the portfolio manager may receive a greater relative benefit from activities that increase the value of LMM, including, but not limited to increases in the fund's assets under management. In addition, the fee schedule for the fund does not contain the same breakpoints that apply to certain of the other accounts managed by the portfolio manager, therefore the effective fee paid by the fund may be higher than the effective fee paid by the other accounts included in the table above.

         In the opinion of the manager and adviser for the fund, the portfolio manager's simultaneous management of the fund and the accounts included in the table above, all of which are subject to LMCM's procedures, does not create any material conflicts of interests.

         The portfolio manager serves as Managing Member for LMM, the manager for the Fund, and as Chairman and Chief Investment Officer for LMCM, the adviser for the fund. The portfolio manager has an ownership interest in LMM and, therefore, receives a portion of its profits. The portfolio manager also has an employment contract with Legg Mason that is designed to compensate him in a similar manner based on the financial results of LMCM. The portfolio manager is also eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

         As of December 31, 2005, Mr. Miller beneficially owned shares of Opportunity Trust with a value in excess of $1,000,000.

         As the fund may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board of Directors oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting each fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser or the adviser's affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

         Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through www.leggmason.com/funds/about/aboutlmf.asp or the SEC's Internet site at www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

         For the fiscal years ended December 31, the fund's portfolio turnover rates were as follows:

         -------------------------------------------------------
                    YEAR           PORTFOLIO TURNOVER RATE
         -------------------------------------------------------
                    2005                    29.68%
         -------------------------------------------------------
                    2004                    13.30%
         -------------------------------------------------------

         Variations in the fund's portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

         Under the Investment Advisory Agreement, LMCM is responsible for the execution of the fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders for the fund LMCM also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), any risk assumed by the executing broker and, if applicable, arrangements for payment of fund expenses.

         Consistent with the policy of most favorable price and execution, LMCM may give consideration to research, statistical and other services furnished by broker-dealers to it for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. On any given trade, the choice of broker may be made by either LMM or LMCM. Such research and analysis may be useful to either LMM or LMCM in connection with services to clients other than the fund whose brokerage generated the service. LMM's and LMCM's fee is not reduced by reason of their receiving such brokerage and research services.

         As adviser, LMCM may allocate brokerage transactions to broker-dealers who allocate a portion of the commissions paid by the fund toward the reduction of the fund's expenses payable to third-party service providers other than LMCM or its affiliates. The transaction quality must, however, be comparable to that of other qualified broker-dealers. Neither LMCM nor its affiliates receive any direct or indirect benefit from these arrangements.

         The fund may use brokerage firms affiliated with the fund's investment adviser ("affiliated broker") as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         For the fiscal years ended December 31, the fund paid the following brokerage commissions:

         ----------------------------------------------------------------
                      YEAR             BROKERAGE COMMISSIONS PAID
         ----------------------------------------------------------------
                     2005*                 $6,834,539**
         ----------------------------------------------------------------
                     2004                  $4,292,552***
         ----------------------------------------------------------------
                     2003                  $3,911,263****
         ----------------------------------------------------------------

* The increase in commissions paid by the fund during the past fiscal year relative to the prior years was due to an increase in the volume and frequency of trades in the past year and by the effect of slightly higher commission rates. The increase in the volume and frequency of trades can be attributed to an increase in the fund's portfolio turnover rate.

** Of these commissions, $289,336 was paid to Legg Mason Wood Walker, Incorporated ("LMWW"), the fund's previous distributor, representing 4.23% of the total commissions paid by the fund and 4.66% of the aggregate dollar amount of the fund's transactions involving commission payments.

*** Of these commissions, $343,060 was paid to LMWW, the fund's previous distributor, representing 7.99% of the total commissions paid by the fund and 7.28% of the aggregate dollar amount of the fund's transactions involving commission payments.

**** Of these commissions, $25,105 was paid to LMWW, representing 0.64% of the total commissions paid by the fund and 1.44% of the aggregate dollar amount of the fund's transactions involving commission payments.

         During the fiscal year ended December 31, 2005, the fund owned no securities of the the regular broker-dealer used by the fund or parent companies of such broker-dealers.

         Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called "riskless principal" trades. The Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The fund's Management Agreement expressly provides such consent.

         Investment decisions for the fund are made independently from those of other funds and accounts advised by LMM or LMCM. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUND'S DISTRIBUTOR

         LMIS acts as distributor of the fund's shares pursuant to a Distribution Agreement with the fund. Except as noted in the Prospectus, the Corporation's shares are distributed in a continuous offering. The Underwriting Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund's expense), and for supplementary sales literature and advertising costs.

         The fund has adopted a Distribution Plan for Primary Class shares ("Primary Class Plan"), Financial Intermediary Class shares ("Financial Intermediary Class Plan") and Class R shares ("Class R Plan") each a "Plan" which, among other things, permit the fund to pay LMIS fees for its services related to sales and distribution of Primary Class shares, Financial Intermediary Class shares and Class R shares, respectively, and the provision of ongoing services to holders of those classes of shares. Payments with respect to a class are made only from assets attributable to that class. Under each Plan, the aggregate fees may not exceed an annual rate of 1.00%, 0.40% and 0.75% of the fund's average daily net assets attributable to Primary Class shares, Financial Intermediary Class shares and Class R shares, respectively. Currently, under the Financial Intermediary Class Plan and the Class R Plan, LMIS receives 0.25% and 0.50%, respectively, of assets attributable to Financial Intermediary Class and Class R shares annually from the fund. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.

         Amounts payable by the fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. Each Plan does not obligate the fund to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS' actual expenses exceed the fee payable to LMIS at any given time, the fund will not be obligated to pay more than that fee. If LMIS' expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

         Each Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or the Distribution Agreement ("12b-1 Directors"). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit the fund, the respective class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's Primary Class, Financial Intermediary Class and Class R shareholders, as applicable, could offset the costs of the Plan; the likelihood that each Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to each Plan; and the extent to which the retention of assets and additional sales of the fund's Primary Class shares, Financial Intermediary Class shares and Class R shares, as applicable, would be likely to maintain or increase the amount of compensation paid by the fund to LMM and, consequently, by LMM to LMCM and LMFA.

         In considering the costs of each Plan, the directors gave particular attention to the fact that any payments made by the fund to LMIS under a Plan would increase the fund's level of expenses in the amount of such payments. Further, the directors recognized that LMM, LMCM and LMFA would earn greater management, advisory and administrative fees if the fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

         Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the fund's Primary Class shares, Financial Intermediary Class shares and Class R shares, and to maintain and enhance the level of services they provide to the fund's Primary Class, Financial Intermediary Class and Class R shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the fund in connection with a Plan. Furthermore, the investment management of the fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         As compensation for its services and expenses, in accordance with the Primary Class Plan, LMIS receives from the fund an annual distribution fee equal to 0.75% of its average daily net assets and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares. In accordance with the Financial Intermediary Class Plan, as compensation for its services and expenses, LMIS is authorized to receive from the fund an annual distribution fee equivalent to 0.15% of the fund's average daily net assets, and an annual service fee equal to 0.25% of the fund's average daily net assets, attributable to Financial Intermediary Class shares. The Board of Directors has currently approved payment of only 0.25% under the Financial Intermediary Class Plan. In accordance with the Class R Plan, as compensation for its services and expenses, LMIS is authorized to receive from the fund an annual distribution fee equivalent to 0.50% of the fund's average daily net assets, and an annual service fee equal to 0.25% of the fund's average daily net assets, attributable to Class R shares. The Board of Directors has currently approved payment of only 0.50% under the Class R Plan. All distribution and service fees are calculated daily and paid monthly.

         Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the fund. Any change in a Plan that would materially increase the distribution costs to the fund requires approval by the shareholders of the applicable class of the fund; otherwise a Plan may be amended by the directors, including a majority of the 12b-1 Directors.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund, pursuant to the Plan or any related agreement, shall provide the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended pursuant to the Plan and the purposes for which the expenditures were made.

         As of the date of this SAI, the Class R shares of the fund have not yet commenced operations and therefore the fund has not incurred any distribution or service fees with respect to Class R shares. For the fiscal year ended December 31, 2005, the fund incurred distribution and service fees of $34,860,817 with respect to Primary Class shares and $1,610,384 with respect to Financial Intermediary Class shares.

         For the period January 1, 2005 to November 30, 2005, LMWW incurred the following expenses in connection with Primary Class and Financial Intermediary Class share distribution and shareholder services:

        ---------------------------------------------------------------------------------------------
                                                                      Primary          Financial
        LMWW'S EXPENSES INCURRED                                       Class         Intermediary
                                                                                         Class
        ---------------------------------------------------------------------------------------------
        Compensation to sales personnel                             $12,896,000       $1,065,000
        ---------------------------------------------------------------------------------------------
        Advertising                                                  $987,000          $179,000
        ---------------------------------------------------------------------------------------------
        Printing and mailing of prospectuses to prospective
        shareholders                                                 $348,000           $63,000
        ---------------------------------------------------------------------------------------------
        Administration, overhead and corporate training             $12,798,000       $2,326,000
        ---------------------------------------------------------------------------------------------
        Total expenses                                              $27,029,000       $3,633,000
        ---------------------------------------------------------------------------------------------

         On December 1, 2005,  LMIS became the  distributor for the fund and the majority of actual sales of fund shares and  servicing of  shareholder  accounts was  performed  by  unaffiliated  dealers.  For the period  December  1, 2005 to
December 31, 2005,  LMIS  incurred the  following  expenses in  connection  with
Primary  Class  and  Financial   Intermediary   Class  share   distribution  and
shareholder services:

        ---------------------------------------------------------------------------------------------
                                                                      Primary          Financial
        LMIS' EXPENSES INCURRED                                        Class         Intermediary
                                                                                         Class
        ---------------------------------------------------------------------------------------------
        Compensation to sales personnel                             $1,231,000         $142,000
        ---------------------------------------------------------------------------------------------
        Advertising                                                   $77,000           $17,000
        ---------------------------------------------------------------------------------------------
        Printing and mailing of prospectuses to prospective           $41,000           $9,000
        shareholders
        ---------------------------------------------------------------------------------------------
        Administration, overhead and corporate training             $1,053,000         $226,000
        ---------------------------------------------------------------------------------------------
        Total expenses                                              $2,402,000         $394,000
        ---------------------------------------------------------------------------------------------

         The foregoing are estimated and do not include all expenses fairly allocable to LMWW's, LMIS' or their affiliates' efforts to distribute Primary Class or Financial Intermediary Class shares.

                            CAPITAL STOCK INFORMATION


         The Articles of Incorporation of the Corporation  authorize issuance of
1.5 billion shares of common stock, par value $0.001 per share, of Legg Mason Opportunity Trust. The fund currently offers four classes of shares: Primary Class shares, Institutional Class shares, Financial Intermediary Class shares and Class R shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of the fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.


         Each share in the fund is entitled to one vote for the election of directors and any other matter submitted to a vote of fund shareholders.
Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the fund are fully paid and nonassessable and have no preemptive or conversion rights.

         Shareholder meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract and certain amendments to a plan of distribution pursuant to Rule 12b-1), at the request of a majority of the shares entitled to vote as set forth in the Bylaws of the Corporation; or as the Board of Directors from time to time deems appropriate.

         THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of the fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent to the fund and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the fund assisting BFDS with certain of its duties as transfer agent. LMFS, an affiliate of LMIS, receives from BFDS for its services a percentage of the per account fees the fund pays BFDS for transfer agency services.
Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right, upon 60 days' prior written notice, to institute other charges on shareholders to cover the fund's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Financial Intermediary Class and Institutional Class shareholders of the fund.

                            THE FUND'S LEGAL COUNSEL

         Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the fund.



            THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as independent registered public accounting firm to the fund.



                              FINANCIAL STATEMENTS

         The Annual Report to Shareholders for the fiscal year ended December 31, 2005, contains the fund's financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, all of which are hereby incorporated by reference herein.

                                                                     APPENDIX A

                              RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS:
-------------------------------------------------------------------

LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues an obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. An obligation rated A is considered upper-medium grade and are subject to low credit risk.

Baa - Bonds which are rated Baa are considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. An obligation rated B is considered speculative and is subject to high credit risk.

Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are judged to be highly speculative in a high degree and are likely in, or very near, default, with some prospect for recovery of principal and interest. Such issues are often in default or have other marked shortcomings.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

PRIME-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

NOT PRIME - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S ("S&P") RATINGS:
-------------------------------------------------

LONG-TERM ISSUE CREDIT RATINGS

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

R - An obligor rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations and not to others.

SD AND D - An obligor rated SD (Selective Default) or D has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A D rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An SD rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

PLUS (+) OR MINUS (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C - The `c' subscript indicates that a bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r -The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

COMMERCIAL PAPER

A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                                                      APPENDIX B

                                LEGG MASON FUNDS
                                ----------------
                              PROXY VOTING POLICIES
                              ---------------------
                               (REVISED 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. VOTING PROXIES - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. PROXY VOTING POLICIES OF ADVISERS TO LEGG MASON FUNDS - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. FUNDS' PROXY VOTING POLICIES AND PROCEDURES - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. ANNUAL REVIEW - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. CHANGES TO ADVISERS' POLICIES AND PROCEDURES - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                       LEGG MASON CAPITAL MANAGEMENT, INC.

                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW

Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
----------
OVERSIGHT

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

         Compliance Review
         -----------------
         A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

            1. IDENTIFYING POTENTIAL CONFLICTS.  In identifying potential conflicts of interest the Compliance Officer will review the following issues:

                  (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

                  (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

                  (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

             2. ASSESSING MATERIALITY. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

             If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

             If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

                  (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

                  (b) After the determination is made, the following procedures will apply:

                           (i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

                           (ii) If the final determination is that the potential
                           conflict  is  material,   LMCM  will  adhere  to  the
                           following procedures:

                                      A.  If  LMCM's  Proxy  Voting   Guidelines
                                      (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

                                      B. If the  issues  presented  for vote are
                                      not   definitively    addressed   in   the
                                      Guidelines,  LMCM will  either  (x) follow
                                      the vote  recommendation of an independent
                                      voting  delegate,   or  (y)  disclose  the
                                      conflict  to  clients  and  obtain   their
                                      consent to vote.

Proxy Officer Duties
--------------------

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

PROXY ADMINISTRATOR DUTIES
The Proxy Administrator:


         1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;


         2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;


         3. Will use best efforts to obtain missing proxies from custodians;


         4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;


         5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;


         6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and


         7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING
The following documents are maintained onsite for two years and in an easily accessible place for another three years:


         1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;


         2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);


         3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);


         4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

         5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                              SCHEDULE A
                                       PROXY VOTING GUIDELINES

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

--------------------------------------------------------------------------------
FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1) Obligations of the Board of Directors

2)  Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders' rights

--------------------------------------------------------------------------------
PROXY ISSUE                                                     LMCM GUIDELINE
--------------------------------------------------------------------------------
BOARD OF DIRECTORS
--------------------------------------------------------------------------------
INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated      For
directors, independent of management
--------------------------------------------------------------------------------
NOMINATING PROCESS: independent nominating committee seeking    For
qualified candidates, continually assessing directors and
proposing new nominees
--------------------------------------------------------------------------------
SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be   For
no larger than 15 members
--------------------------------------------------------------------------------
CUMULATIVE VOTING FOR DIRECTORS                                 For
--------------------------------------------------------------------------------
STAGGERED BOARDS                                                Against
--------------------------------------------------------------------------------
SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)         Case-by-Case
--------------------------------------------------------------------------------
COMPENSATION REVIEW PROCESS: compensation committee comprised   For
of outside, unrelated directors to ensure shareholder value
while rewarding good performance
--------------------------------------------------------------------------------
DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of     For
liability and provide indemnification
--------------------------------------------------------------------------------
AUDIT PROCESS                                                   For
--------------------------------------------------------------------------------
BOARD COMMITTEE STRUCTURE: audit, compensation, and             For
nominating and/or governance committee consisting entirely of independent directors
--------------------------------------------------------------------------------
MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board    For
activities amts should be approved by a board of independent directors and reported in proxy
--------------------------------------------------------------------------------
FIXED RETIREMENT POLICY FOR DIRECTORS                           Case-by-Case
--------------------------------------------------------------------------------
OWNERSHIP REQUIREMENT: all Directors have direct and material   For
cash investment in common shares of Company
--------------------------------------------------------------------------------
PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder       For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)
--------------------------------------------------------------------------------
ANNUAL REVIEW OF BOARD/CEO BY BOARD                             For
--------------------------------------------------------------------------------
PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)        For
--------------------------------------------------------------------------------
VOTES FOR SPECIFIC DIRECTORS                                    Case-by-Case
--------------------------------------------------------------------------------

 - CONTINUED -

--------------------------------------------------------------------------------
PROXY ISSUE                                                 LMCM GUIDELINE
--------------------------------------------------------------------------------
MANAGEMENT AND DIRECTOR COMPENSATION
--------------------------------------------------------------------------------
STOCK OPTION AND INCENTIVE COMPENSATION PLANS:              Case-by-Case
--------------------------------------------------------------------------------
FORM OF VEHICLE: grants of stock options, stock             Case-by-Case
appreciation rights, phantom shares and restricted stock
--------------------------------------------------------------------------------
PRICE                                                       Against plans whose
                                                            underlying
                                                            securities are to be
                                                            issued at less than
                                                            100% of the current
                                                            market value
--------------------------------------------------------------------------------
RE-PRICING: plans that allow the Board of Directors to      Against
lower the exercise price of options already granted if
the stock price falls or under-performs the market
--------------------------------------------------------------------------------
EXPIRY: plan whose options have a life of more than ten     Case-by-Case
years
--------------------------------------------------------------------------------
EXPIRY: "evergreen" stock option plans                      Against
--------------------------------------------------------------------------------
DILUTION:                                                   Case-by-Case -
                                                            taking into account
                                                            value creation,
                                                            commitment to
                                                            shareholder-friendly
                                                            policies, etc.
--------------------------------------------------------------------------------
VESTING: stock option plans that are 100% vested when       Against
granted
--------------------------------------------------------------------------------
PERFORMANCE VESTING: link granting of options, or vesting   For
of options previously granted, to specific performance
targets
--------------------------------------------------------------------------------
CONCENTRATION: authorization to allocate 20% or more of     Against
the available options to any one individual in any one
year
--------------------------------------------------------------------------------
DIRECTOR ELIGIBILITY: stock option plans for directors if   Case-by-Case
terms and conditions are clearly defined and reasonable
--------------------------------------------------------------------------------
CHANGE IN CONTROL: stock option plans with change in        Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares
--------------------------------------------------------------------------------
CHANGE IN CONTROL: change in control arrangements           Against
developed during a take-over fight specifically to
entrench or benefit management
--------------------------------------------------------------------------------
CHANGE IN CONTROL: granting options or bonuses to outside   Against
directors in event of a change in control
--------------------------------------------------------------------------------
BOARD DISCRETION: plans to give Board broad discretion in   Against
setting terms and conditions of programs
--------------------------------------------------------------------------------
EMPLOYEE LOANS: Proposals authorizing loans to employees    Against
to pay for stock or options
--------------------------------------------------------------------------------
DIRECTOR COMPENSATION: % of directors' compensation in      For
form of common shares
--------------------------------------------------------------------------------
GOLDEN PARACHUTES                                           Case-by-Case
--------------------------------------------------------------------------------
EXPENSE STOCK OPTIONS                                       For
--------------------------------------------------------------------------------
SEVERANCE PACKAGES: must receive shareholder approval       For
--------------------------------------------------------------------------------
LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS    Against
--------------------------------------------------------------------------------
RELOAD OPTIONS                                              Against
--------------------------------------------------------------------------------
PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES          Against
--------------------------------------------------------------------------------

EMPLOYEE STOCK PURCHASE PLANS                               Case-by-Case
--------------------------------------------------------------------------------
 - CONTINUED -

--------------------------------------------------------------------------------
PROXY ISSUE                                                 LMCM GUIDELINE
--------------------------------------------------------------------------------
TAKEOVER PROTECTIONS
--------------------------------------------------------------------------------
SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring     Against
the equal treatment of shareholders in the event of a
bid and allowing the corp. enough time to consider
alternatives to a bid
--------------------------------------------------------------------------------
GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER      Case-by-Case
PURCHASE TRANSACTIONS
--------------------------------------------------------------------------------
LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that      Against
serve to prevent competing bids in a takeover situation
--------------------------------------------------------------------------------
CROWN JEWEL DEFENSES                                        Against
--------------------------------------------------------------------------------
PAYMENT OF GREENMAIL                                        Against
--------------------------------------------------------------------------------
"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"              Against
PROVISIONS: provisions that seek to limit the
discretion of a future board to redeem the plan
--------------------------------------------------------------------------------
CHANGE CORPORATION'S DOMICILE: if reason for                Against
re-incorporation is to take advantage of protective
statutes (anti-takeover)
--------------------------------------------------------------------------------
POISON PILLS: receive shareholder ratification              For
--------------------------------------------------------------------------------
REDEMPTION/RATIFICATION OF POISON PILL                      For
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDERS' RIGHTS
--------------------------------------------------------------------------------
CONFIDENTIAL VOTING BY SHAREHOLDERS                         For
--------------------------------------------------------------------------------
DUAL-CLASS SHARE STRUCTURES                                 Against
--------------------------------------------------------------------------------
LINKED PROPOSALS: with the objective of making one          Against
element of a proposal more acceptable
--------------------------------------------------------------------------------
BLANK CHECK PREFERRED SHARES: authorization of, or an       Against
increase in, blank check preferred shares
--------------------------------------------------------------------------------
SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:            Against
management seeks to increase the number of votes required
on an issue above two-thirds of the outstanding shares
--------------------------------------------------------------------------------
INCREASE IN AUTHORIZED SHARES: provided the amount          For
requested is necessary for sound business reasons
--------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS                                       Case-by-Case
--------------------------------------------------------------------------------
STAKEHOLDER PROPOSALS                                       Case-by-Case
--------------------------------------------------------------------------------
ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING        Against
RIGHTS TO BE DETERMINED BY THE BOARD WITHOUT PRIOR
SPECIFIC SHAREHOLDER APPROVAL
--------------------------------------------------------------------------------
"FAIR PRICE" PROVISIONS: Measures to limit ability to buy   For
back shares from particular shareholder at
higher-than-market prices
--------------------------------------------------------------------------------
PREEMPTIVE RIGHTS                                           For
--------------------------------------------------------------------------------
ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE     For
PRIOR SHAREHOLDER APPROVAL (including "anti-takeover"
measures)
--------------------------------------------------------------------------------
ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                 For
--------------------------------------------------------------------------------
ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                 For
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOCIAL AND ENVIRONMENTAL ISSUES                             As recommended by
                                                            Company Management
--------------------------------------------------------------------------------
REIMBURSING PROXY SOLICITATION EXPENSES                     Case-by-Case
--------------------------------------------------------------------------------